UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2016

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	1-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2000 Potomac Street NW, 5th Floor Washington, DC (address of principal executive offices)		20007
		(Zip Code)

(Registrant’s telephone number, including area code): (202) 791-9040

10877 Wilshire Boulevard, 10th Floor Los Angeles, California		90024
(Former address of principal executive offices)		(Zip Code)

(Registrant’s former telephone number, including area code): (310) 571-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

On November 10, 2016, Rentech, Inc. issued a press release announcing its financial results for the three months ended September 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of the Exhibit
Exhibit 99.1	Press Release issued by Rentech, Inc. dated November 10, 2016 regarding financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENTECH, INC.

Date: November 10, 2016	By:	/s/ Jeffrey Spain
Jeffrey Spain
Senior Vice President and Chief Financial Officer